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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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FILED BY THE REGISTRANT: [X]     FILED BY A PARTY OTHER THAN THE REGISTRANT: [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              EVERGREEN SOLAR, INC.
                (Name of Registrant as Specified in Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement no.:

      (3) Filing Party:

      (4) Date Filed:
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The following text was posted on Evergreen Solar's website,
www.evergreensolar.com, on April 25, 2003.

April 25, 2003

Dear Fellow Stockholder:

      I am pleased to report that after nearly a year of effort, your management team and board of directors have negotiated a proposed $29,475,000 private placement investment in shares of Evergreen Solar preferred stock and a warrant to purchase Evergreen Solar common stock. If this financing is successfully consummated, the proceeds received by Evergreen will allow us to fund the completion of the build-out of our second manufacturing line at our Marlboro, Massachusetts headquarters and further fund the expansion of our business. The attached proxy statement and notice of annual meeting of stockholders describes in detail the proposals which require your support in order to enable us to complete this vitally important financing.

      You are cordially invited to attend our annual meeting of stockholders to be held at 11:00 a.m. (local time), on May 15, 2003 at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, Massachusetts. At the annual meeting, I will be pleased to report on the affairs of Evergreen and a discussion period will be provided for questions and comments relating to the proposed financing or any other matters of general interest to stockholders.

      Your management team and board of directors believes that the proposed financing represents the best opportunity available to enable Evergreen to improve our long-term prospects for success and feel strongly that consummation of the financing is critical to Evergreen's future.

      We look forward to personally greeting those stockholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is essential that each and every stockholder take the time to review the proxy statement and to sign and date the proxy card that you received in the mail and mail it in the envelope provided as soon as possible. Otherwise, you can follow the directions below for voting over the telephone or via the internet, or contact our solicitor, The Proxy Advisory Group at Strategic Stock Surveillance, LLC, at 212-850-8151, if you have any questions. YOUR VOTE IS CRITICAL, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

      Thank you for your cooperation.


                               Very truly yours,

                               /s/ Mark A. Farber
                               MARK A. FARBER
                               President and Chief Executive Officer

                PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

Stockholders are being asked to consider four proposals at the upcoming annual meeting of stockholders on Thursday, May 15, 2003.

      -     Proposal one relates to the annual election of directors.

      - Proposal two relates to the proposed issuance of up to 43,200,000 shares of our Series A convertible preferred stock, the issuance of a warrant to purchase 2,400,000 shares of our common stock, and the issuance of shares of common stock to be issued upon the conversion of shares of Series A convertible preferred stock and the exercise of the warrant pursuant to the terms of our proposed $29,475,000 private placement.

      - Proposal three relates to the amendment of our certificate of incorporation. Consummation of the private placement requires us to authorize a sufficient number of shares of preferred stock and common stock necessary to carry out the transactions contemplated by the private placement.

      - Proposal four relates to the number of shares eligible for grant under our 2000 Stock Option and Incentive Plan.
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VOTING Q&A

IF YOU OWN YOUR EVERGREEN SOLAR SHARES IN STREET NAME, PLEASE TAKE NOTE THAT YOUR BROKER CANNOT VOTE YOUR SHARES FOR YOU ON PROPOSALS TWO, THREE AND FOUR WITHOUT FIRST RECEIVING YOUR SPECIFIC VOTING INSTRUCTIONS. THANK YOU FOR GIVING THIS IMPORTANT MATTER YOUR PROMPT ATTENTION.

Q:  WHEN WAS THE RECORD DATE?

A: The board of directors has fixed the close of business on March 31, 2003 as the record date. Accordingly, only holders of record of common stock as of the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting or an adjournment thereof.

Q: HOW DO I VOTE?

A: To vote, either mark your selection on the proxy card enclosed with the materials sent to you, date and sign the card, and return the card in the enclosed envelope or attend the meeting and cast your vote in person. Additionally, if you own your Evergreen Solar shares in street name, you may either:

      - Dial the toll-free number listed on the voting instruction form from the U.S. and Canada, enter your control number (found on your proxy card) and follow the voice prompts; or

      - Go to the following website: http://www.proxyvote.com, enter your control number (found on your proxy card) and follow the simple instructions on the screen.

Q: IF I VOTE BY TELEPHONE OR INTERNET, DO I NEED TO RETURN MY PROXY CARD?

A: No.

Q: WHAT IS THE DIFFERENCE BETWEEN VOTING VIA TELEPHONE OR THE INTERNET OR RETURNING A PROXY CARD VERSUS VOTING IN PERSON?

A: Voting by proxy, regardless of whether it is via telephone or the Internet or by returning your proxy card by mail, appoints Mark A. Farber and Richard G. Chleboski as attorneys-in-fact to vote your shares at the annual meeting. They will be required to vote on the proposal exactly as you specified. However, if any other matter requiring a shareholder vote is properly raised at the meeting and you are not present to cast your vote, then attorneys-in-fact, Mark A. Farber and Richard G. Chleboski, are authorized to use their discretion to vote on the issues on your behalf.

Q: HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy card, but do not make any selections, you give authority to attorneys-in-fact, Mark A. Farber and Richard G. Chleboski, to vote on the proposals and any other matter that may arise at the annual meeting.

Q: IF I VOTE VIA TELEPHONE OR THE INTERNET OR BY MAILING MY PROXY CARD, MAY I STILL ATTEND THE MEETING?

A: Yes.

Q: WHAT IF I WANT TO CHANGE MY VOTE?

A: You can revoke your vote at any time before the meeting.

Q: IS MY VOTE CONFIDENTIAL?

A: Yes, only our transfer agent (American Stock Transfer & Trust Company), our shareholder communications agent (ADP Investor Communication Services), our proxy solicitor (The Proxy Advisory Group of Strategic Stock Surveillance, LLC), and certain employees of Evergreen Solar will have access to your voting information. We will act as our own inspector of election. All comments will remain confidential, unless you ask that your name be disclosed.
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Q: WHO WILL COUNT THE VOTES?

A: American Stock Transfer & Trust Company and ADP Investor Communication Services will tabulate the votes.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted. Contact our transfer agent, American Stock Transfer & Trust Company, to have your accounts registered in the same name and address.

Q: WILL EACH STOCKHOLDER IN OUR HOUSEHOLD RECEIVE A PROXY STATEMENT AND ANNUAL REPORT?

A: No. Only one proxy statement and annual report will be delivered to multiple stockholders sharing an address unless you notify us to the contrary. However, any stockholder at a shared address to which a single copy of the proxy statement and annual report has been sent may request an additional copy of this proxy statement and annual report or future copies of proxy statements and annual reports by writing Evergreen Solar, Inc., 259 Cedar Hill Street, Marlboro, MA 01752, Attention: Richard G. Chleboski or calling The Proxy Advisory Group at Strategic Stock Surveillance, LLC at 212-850-8151.

Additional Information

In connection with the private placement, Evergreen filed a definitive proxy statement and other relevant documents with the Securities and Exchange Commission ("SEC") relating to a solicitation of proxies from its stockholders in connection with the annual meeting of stockholders. STOCKHOLDERS OF EVERGREEN ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement is available free of charge at www.sec.gov. In addition, investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by contacting Investor Relations, Evergreen Solar, Inc., 259 Cedar Hill Street, Marlboro, MA 01752 (Telephone: (508) 357-2221). Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Evergreen, and their interests in the solicitation, is set forth in the definitive proxy statement filed by Evergreen with the SEC on April 14, 2003.

FORWARD LOOKING STATEMENTS

Except for historical information contained herein, statements contained in this release may constitute "forward looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the private placement may not be consummated in a timely manner, if at all, and other risks concerning Evergreen and its operations that are detailed in Evergreen's periodic filings with the SEC, copies of which may be accessed through the SEC's web site at www.sec.gov.